UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Value Exchange International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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VALUE EXCHANGE INTERNATIONAL, INC.

Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit

Shatin, N.T., Hong Kong SAR

Telephone: (852) 2950 4288

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD VIRTUALLY

ON July 10, 2023

To the Common Stock Shareholders (“Shareholders,” “you” or “your”):

You are cordially invited to our 2023 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 10, 2023, beginning at 7:00 p.m. local Hong Kong SAR time, and conducted exclusively online via the Internet as a virtual web conference at www.cleartrustonline.com/veii (“Meeting Website”) to consider and act upon the following matter:

Proposal		Board Recommendation on the Vote

1. Election of the eight (8) nominees named below as Directors of the Company, each for a term ending at the 2024 Annual Meeting of Shareholders and election and assumption of office by successor directors:

a. Chan Heng Fai b. Lum Kan Fai c. Tan Seng Wee d. Wong Shui Yeung	e. Wong Tat Keung f. Lee Yuen Fong g. Tsang Po Yee h. Robert Trapp	Board recommends that you vote “FOR” all Nominees
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

Attendance; Voting. Only Shareholders of record at the close of business on May 23, 2023, the record date for the Annual Meeting, are entitled to notice of, to participate in and vote at the Annual Meeting, or any continuation, adjournments or postponements thereof. Each share has one vote. Hong Kong SAR time is 12 hours ahead of U.S. Eastern Standard Time.

Virtual Meeting Only. Our Annual Meeting will be as “virtual meeting” only of Shareholders, which will be conducted exclusively online (via the Internet) as a virtual web conference through the Meeting Website. There will not be a physical meeting location, and Shareholders will not be able to attend the Annual Meeting in person. This means that you can only attend, participate in (including asking questions) and vote during the Annual Meeting online by visiting the Meeting Website. In light of the complications with and cost of travel and gatherings, and continuing public health and safety concerns related to COVID-19 pandemic in certain parts of the world, we believe that hosting a virtual Annual Meeting will enable greater Shareholder attendance and participation from any location around the world. Shareholders as of record date may vote prior to the Annual Meeting by following instructions in “How to Vote Instructions” below. We encourage you to vote prior to the Annual Meeting to ensure we receive your vote. You may change your vote during the Annual Meeting and prior to the closing of the voting polls through the Meeting Website.

HOW TO VOTE INSTRUCTIONS. If you are a Shareholder as of the record date, you may vote in one of the following ways:

BY INTERNET - Go to the website www.cleartrustonline.com/veii (being the Meeting Website) – available 24 hours a day, seven days a week until closing of voting polls at the Annual Meeting and follow the online instructions. You will need the 12-digit control number stated in your Notice of Internet Availability of Proxy Materials in order to vote online. You may change a prior vote by casting a new vote online through the Meeting Website prior to closing of voting polls at the Annual Meeting. Only your latest online vote properly submitted prior to the closing of voting polls at the Annual Meeting is counted.

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BY MAIL. Mark your selections on your proxy card (if you received one). Date and sign your name exactly as it appears on your proxy card. Mail the proxy card in the postage-paid envelope that is provided to you. Deadline for receipt of mailed proxies is close of business on July 7, 2023.

If your shares are held in “street name,” meaning that they are held for your account by a broker, bank or other nominee, as record holder of the shares, you will receive instructions from the holder of record that you must follow to vote your shares.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS AND ANNUAL REPORT FOR THE SHAREHOLDERS MEETING TO BE HELD ON JULY 10, 2023.

Instead of mailing a printed copy of our proxy materials to all of our Shareholders, we are providing access to these materials via the Internet and free of charge. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all Shareholders. Accordingly, on or about May 24, 2023, we will begin sending a Notice of Internet Availability of Proxy Materials (also referred to as the “Notice”) to Shareholders and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, Shareholders may choose to access our proxy materials on our website referred to in the Notice, or may request to receive a printed set of our proxy materials. The Notice and website referenced in the Notice will also provide information regarding how you may request to receive proxy materials electronically by email on an ongoing basis. The proxy materials consist of this Proxy Statement with this Notice of Annual Meeting. Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (“Annual Report”) is also available but not part of the solicitation of the proxies for the Annual Meeting.

YOUR VOTE IS IMPORTANT. REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE AS SOON AS POSSIBLE.

By Order of the Board of Directors,

/s/ Tsang Po Yee

Tsang Po Yee, Secretary

Hong Kong SAR - Dated: April 28, 2023

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Attachment:

Notice of Internet Availability of Proxy Statement and Annual Report/Form of Proxy

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VALUE EXCHANGE INTERNATIONAL, INC.

Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit,

Shatin, N.T., Hong Kong - Telephone: (852) 2950 4288

PROXY STATEMENT FOR 2023 ANNUAL MEETING OF SHAREHOLDERS

Introduction. The Board of Directors (the "Board") of Value Exchange International, Inc., a Nevada corporation (the "Company," "we," "us" or "our") is furnishing this proxy statement (the "Proxy Statement") to you for the 2023 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held virtually only through an online webcast on Monday, July 10, 2023, at 7:00 p.m., Hong Kong SAR local time, at www.cleartrustonline.com/veii (“Meeting Website”). Holders of shares (“Shareholders,” “you” or “your”) of our Common Stock, $0.00001 par value, (“Common Stock”) as of May 23, 2023 (“Record Date”) are entitled to attend, participate, ask questions and vote on the proposal at the Annual Meeting through the Meeting Website. Shareholders can examine our shareholder list for ten (10) days prior to Annual Meeting at the offices of our stock transfer agent, ClearTrust LLC, located at 16540 Pointe Village Drive, Suite 205, Lutz, Florida 33558, and at our principal executive offices, located at Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong SAR.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

How do I attend the Virtual Annual Meeting? This year’s Annual Meeting will be conducted as a virtual meeting of Shareholders. We will host the Annual Meeting exclusively online (via the Internet) as a virtual web conference. You will be able to attend the Annual Meeting online, participate and ask questions and vote your shares online during the Annual Meeting by visiting the Meeting Website. There will not be a physical meeting location, and you will not be able to attend the Annual Meeting in person. The webcast will start at 7:00 p.m., local Hong Kong SAR time, on Monday, July 10, 2023. You will need the control number included in the Notice of Internet Availability of Proxy Materials in order to be able to enter the Meeting Website and participate in the Annual Meeting. Information contained on the Meeting Website is not incorporated by reference into this Proxy Statement or any other report or filings that we file with the Securities and Exchange Commission or “SEC”.

Online check-in will begin at 6:45 p.m., local Hong Kong SAR time, on Monday, July 10, 2023, and you should allow ample time for the online check-in proceedings. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Meeting Website and the Notice of Internet Availability of Proxy Materials.

Why is the Annual Meeting a virtual, online meeting? In light of the cost of travel to and arranging a physical location, and possible public health and safety concerns related to Coronavirus/COVID-19 pandemic (“COVID 19”) in certain parts of the world, we believe that hosting a virtual meeting will facilitate Shareholder attendance and participation at the Annual Meeting by enabling Shareholders to participate remotely from any location around the world. Our virtual Annual Meeting will be governed by our Annual Meeting Procedures, which will be posted on the Meeting Website on the date of the Annual Meeting. We have designed the virtual Annual Meeting to provide the same rights and opportunities to participate as Shareholders would have at an in-person meeting, including the right to vote and ask questions through the Meeting Website. There will not be a physical meeting location, and Shareholders will not be able to attend the Annual Meeting in person at a location.

Why did you provide me with these proxy materials? We are providing these proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes information related to your vote at the Annual Meeting. All Shareholders who find it convenient to do so are cordially invited to attend the Annual Meeting online through the Meeting Website. However, you do not need to attend the Annual Meeting virtually to vote your shares. Instead, you may vote your shares as described in further detail in the answer to the question “How to Vote?” below and also in the Notice of Internet Availability of Proxy Materials.

The Notice of Annual Meeting, this Proxy Statement and the Annual Report will be made available to each Shareholder as of the Record Date. These materials are available for viewing, printing and downloading on the Internet at https://www.vei-i.com/en/shareholder_meeting. The proxy materials may also be viewed on Securities and Exchange Commission or “SEC” website at https://www.sec.gov.

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Who can vote at the Annual Meeting and what are the voting rights of Shareholders? Only Shareholders of record at the close of business on Record Date are entitled to vote at the Annual Meeting. On the Record Date, there were 36,156,130 shares of our common stock outstanding and entitled to vote (each share entitles its holder to one vote). Common stock is our only class of stock that is issued and outstanding.

May I see a list of Shareholders entitled to vote as of the Record Date? A list of registered Shareholders as of the close of business on the Record Date will be available for examination by any Shareholder for any purpose germane to the Annual Meeting for a period of at least 10 days prior to the Annual Meeting. If you wish to view this list, please contact our Corporate Secretary at Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong SAR - Telephone: (852) 2950 4288. This list will also be available for examination by the Shareholders for 10 days prior to the Annual Meeting at the offices of our stock transfer agent, ClearTrust LLC, located at 16540 Pointe Village Drive, Suite 205, Lutz, Florida USA 33558, Telephone: (813) 235-4490.

What constitutes a quorum at the Annual Meeting? A quorum is needed to hold a valid Annual Meeting. A quorum will be present if the holders of at least a majority of the shares of Common Stock issued and outstanding and entitled to vote on the Record Date are present at the virtual Annual Meeting - either “in person” virtually or as represented by proxy. For purposes of establishing a quorum, abstentions and broker non-votes are counted as present or represented. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum. The presence at the Annual Meeting, virtually in person or by proxy, of holders representing a majority of our outstanding Common Stock as of the Record Date, constitutes a quorum at the Annual Meeting, permitting us to conduct the business of the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of Common Stock represented in person at the Annual Meeting.

What is the purpose of the Annual Meeting? At the Annual Meeting, Shareholders will consider and vote on the sole matter presented for a shareholder vote: Proposal No. 1. Election of eight director nominees to the Board and vote upon such other business as may be properly brought before the Annual Meeting or any adjournments, continuation or postponements thereof.

How many votes do I have? Each Shareholder is entitled to one (1) vote for each share of our Common Stock held by the Shareholder as of the Record Date.

HOW TO VOTE? If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, brokerage firm or other nominee (each a “Nominee”), you may vote:

BY INTERNET - Go to the website www.cleartrustonline.com/veii (being the Meeting Website) – available 24 hours a day, seven days a week until closing of voting polls at the Annual Meeting and follow the online instructions. You will need the 12-digit control number stated in the Notice of Internet Availability of Proxy Materials and also included on your proxy card in order to vote online. You may change a prior vote by casting a new vote online prior to closing of voting polls at the Annual Meeting. Only your latest online vote properly submitted prior to the closing of voting polls at the Annual Meeting is counted.

If you have problems accessing the Meeting Website, you may contact ClearTrust at 813-235-4490.

BY MAIL. Mark your selections on your proxy card (if you received one). Date and sign your name exactly as it appears on your proxy card. Mail the proxy card in the postage-paid envelope that is provided to you. The deadline for receipt of mailed proxies is close of business on July 7, 2023.

Street Name Shares Voting. If your shares are held in “street name,” meaning that they are held for your account by a Nominee as holder of record, you will receive instructions from the holder of record that you must follow to properly vote your shares.

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Voting Shares Held in Multiple Accounts. If you hold your shares of Common Stock in multiple accounts, you should vote your shares as described above for each account.

Can I revoke or change my vote? If your shares are registered directly in your name, you may revoke your proxy and change your vote, or change your prior online vote, at any time before the closing of the voting polls at the Annual Meeting. To do so, you must do one of the following: (1) Vote over the Internet on the Website Meeting prior to the Annual Meeting or, if attending the Annual Meeting online, vote on the Internet through the Meeting Website prior to the closing of voting polls at the Annual Meeting. Only your latest Internet submitted prior to the Annual Meeting is counted. You may not revoke or change your vote over the Internet after the voting polls close at the Annual Meeting; or (2) Sign a new paper proxy card and submit it by mail to ClearTrust LLC, 16540 Pointe Village Dr, Suite 205, Lutz, Florida USA 33558, where the paper proxy card must be received no later than July 7, 2023 before close of business. Only your latest dated mailed proxy will be counted. Attending the virtual Annual Meeting alone will not revoke your Internet vote or proxy submitted by mail, as the case may be.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your Nominee as record holder of the shares. Votes must be received prior to the closing of the voting polls at the Annual Meeting.

Will my shares be voted if I do not return my proxy or do not provide specific voting instructions on the proxy card or online form that I submit?

- If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet through the Meeting Website prior to the Annual Meeting or during the Annual Meeting prior to closing of the voting polls; or by returning your proxy by mail prior to the close of business on July 7, 2023 deadline. If you submit a proxy card without giving specific voting instructions on one or more matters listed on the proxy card, your shares will be voted as recommended by our Board on such matters, and as the proxyholders may determine in their discretion how to vote with respect to any other matters properly presented for a vote at the Annual Meeting.

- If your shares are held in “street name,” your brokerage firm may, under certain circumstances, vote your shares if you do not timely return your voting instructions. Brokers can vote their customers’ unvoted shares on discretionary matters but cannot vote such shares on non-discretionary matters. If you do not timely return voting instructions to your brokerage firm to vote your shares, your brokerage firm may, on discretionary matters, either vote your shares or leave your shares unvoted.

Proposal 1 (election of directors) is deemed as non-discretionary matters. If you do not instruct your Nominee how to vote with respect to the sole proposal, your Nominee may not vote with respect to the proposal, and those shares that would have otherwise been entitled to be voted will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a Nominee that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.

We encourage you to timely provide voting instructions to your proxy nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your proxy nominee about how to submit your voting instructions to them.

How does the Board recommend that I vote on the proposal? Our Board recommends that you vote “FOR” the election of the eight (8) nominees as Directors of the Company, each for a term ending at the 2023 Annual Meeting of Shareholders and election and assumption of office by successor directors. The nominees are: a. Chan Heng Fai; b. Lum Kan Fai; c. Tan Seng Wee; d. Wong Shui Yeung; e. Wong Tat Keung; f. Lee Yuen Fong; g. Tsang Po Yee; and h. Robert Trapp

What is required to approve each item?

Proposal No. 1 (election of directors): In an uncontested elections, each director will be elected by the majority of votes cast with respect to such director. This means that the number of shares voted "for" a director nominee must exceed the number of votes "WITHHELD" from that nominee in order for that nominee to be elected. Only votes "FOR" or "WITHHELD" are counted as votes cast with respect to a director. Abstentions and broker non-votes will have no effect.

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For any other matters on which Shareholders are entitled to vote, the affirmative vote of the holders of a majority of the Shareholders’ shares present in person virtually or represented by proxy at the Annual Meeting and entitled to vote, is required.

For the purpose of determining whether the Shareholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting - so abstaining has the same effect as a negative vote. If Shareholders hold their shares through a broker, bank or other proxy nominee and do not instruct them how to vote, the broker may have authority to vote the shares for routine matters.

Shareholders may not cumulate votes in the election of directors, which means that each Shareholder may vote no more than the number of shares he, she or it owns for a single director candidate.

How do I submit a question at the virtual Annual Meeting? If you wish to submit a question on the day of the Annual Meeting, you may log on to the Meeting Website and follow instructions. The Annual Meeting Procedures will address the ability of Shareholders to ask questions during the Annual Meeting, including rules on permissible topics, and rules for how questions and comments will be recognized. We will answer appropriate questions that are pertinent to the Company and the matters to be voted on by the Shareholders at the Annual Meeting. Because time is limited at the Annual Meeting, we may not be able to answer all questions that are submitted. To promote fairness, efficiently use the Company’s resources and address all Shareholders’ questions, we will limit each Shareholder to two questions, which should each be succinct and should cover only one topic. Questions from multiple Shareholders on the same topic or that are otherwise related may be grouped, summarized and answered together.

If there are any matters of individual concern to a Shareholder and not of general concern to all Shareholders, or if a question was not otherwise answered, such matters may be raised separately after the Annual Meeting by contacting Investor Relations at https://www.vei-i.com/en/investorinfo/contact-us.

How are we soliciting proxies and tabulating votes? We will pay all of the costs of soliciting proxies. In addition to these proxy materials, our directors, officers, and other employees may also solicit proxies in person or by mail, telephone, fax or email without additional compensation. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials or Notice of Internet Availability of Proxy Materials to beneficial owners. We have not engaged a proxy advisory or solicitation firm. Votes will be tabulated by ClearTrust, LLC. Questions may be directed to: Corporate Secretary, Value Exchange International, Inc., Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong SAR - Telephone: (852) 2950 4288.

How to Request a Paper Copy of Proxy Materials (including the Annual Report)? (1) Call the Corporate Secretary at 852 2950 4288; (2) Email your request through https://www.vei-i.com/en/investorinfo/contact-us; or (3) Send a written request to: Secretary, Value Exchange International, Inc., Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong SAR.

Can I receive future shareholder communications electronically through the Internet? Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, you should go to www.vei-i.com/en/register to receive documents electronically. Once you consent to electronic delivery, your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving shareholder communications in print form.

What is "householding?" For delivery of paper proxy materials, the SEC has adopted rules that allow a company to deliver a single notice of meeting, proxy statement or annual report to an address shared by two or more of its shareholders. This method of delivery, known as "householding," permits us to realize significant cost savings, reduces the amount of duplicate information Shareholders receive, and reduces the environmental impact of printing and mailing or sending documents to you. Under this process, certain Shareholders of record who do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these Shareholders notifies us that they want to receive separate copies.

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Any Shareholders who wish to opt out of, or wish to begin, householding may contact our Corporate Secretary through one of the following methods: (1) by sending a written request by mail to: Value Exchange International, Inc., Attn: Corporate Secretary, Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong SAR; or (2) by calling the Corporate Secretary at (852) 2950 4288, or (3) Email your request through our website at https://www.vei-i.com/en/investorinfo/contact-us.

How do I learn the results of the voting at the Annual Meeting? The preliminary voting results will be announced at the Annual Meeting. The final results will be published in a current report on Form 8-K to be filed by the Company with the SEC within four (4) business days after the date of the Annual Meeting, provided that the final results are available at such time. In the event the final results are not available within such time period, the preliminary voting results will be published in a current report on Form 8-K to be filed by the Company within such time period, and the final results will be published in an amended current report on Form 8-K/A to be filed within four (4) business days after the final results are available.

Is my vote confidential? Yes. Any tabulator, proxy solicitation agent and inspector of voting must comply with confidentiality guidelines that prohibit unauthorized disclosure of votes to the Company. The tabulator of the votes and at least one of the inspectors of voting will be independent of the Company and our officers and directors. The only time your voting records will be disclosed is (i) as required by law, (ii) to the inspectors and tabulators of voting, or (iii) if the election is contested.

Whom may I contact for further assistance? If you have any questions about giving your proxy or require any assistance, please contact our Corporate Secretary: Value Exchange International, Inc., ATTN: Corporate Secretary, Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong SAR; or (2) by calling the Corporate Secretary at (852) 2950 4288, or (3) Email your request through our website at https://www.vei-i.com/en/investorinfo/contact-us.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically. Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving stockholder communications in print form.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS. The statements in this proxy statement that are not historical statements and any other statements regarding our future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results expressed or implied by the statements. Any forward-looking statements should be considered in light of such important factors. We undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on any forward-looking statement, which speaks only as of the date on which such statement is made. All subsequent written and oral forward-looking statements concerning the matters addressed in this proxy statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this proxy statement.

PROPOSAL NO. 1 ELECTION OF THE EIGHT NOMINEES AS DIRECTORS

Duties of Board. The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects our executive officers, delegates authority for the conduct of our day-to-day operations to those officers and monitors their performance. Members of the Board keep themselves informed of our business by participating in Board and Board committee meetings, by reviewing our SEC filings and any business or industry analyses and reports, and through discussions with the Company officers and its employees and professional advisors.

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Nominees. There are currently eight (8) directors serving on the Board. At the Annual Meeting, eight (8) directors will be elected. The individuals who have been nominated for election to the Board at the Annual Meeting are listed in the table below. Each of the nominees is a current director of the Company and was nominated by the disinterested directors of the Board.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to stand as a nominee for election as a director at the time of the Annual Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a director. The nominees for election as directors are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the Annual Meeting. Proxies will be voted for the election of the nominees listed below, unless marked otherwise.

Vote Required? A nominee for election as a director will be elected if the number of votes cast for that director exceeds the number of votes cast against that director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

Nominees for Election to the Board. The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position with Company	Director Since
Chan Heng Fai (aka Chan Heng Fai Ambrose)	78	Director	12/17/2021
Lum Kan Fai (aka Vincent Lum)	61	Director	5/18/2021
Robert H. Trapp	67	Director, Audit Committee Member	4/25/2022
Wong Shui Yeung (aka Frankie Wong)	52	Director, Audit Committee Member	4/25/2022
Wong Tat Keung (aka Aston Wong)	52	Director, Audit Committee Member	4/25/2022
Lee Yuen Fong (aka Calinda Lee)	54	Director, Group Chief Executive Officer	2/21/2020
Tan Seng Wee (aka Kenneth Tan)	59	Director, Chief Executive Officer & President	8/26/2013
Tsang Po Yee (aka Bella Tsang)	58	Director, Secretary	8/26/2013

Director Qualifications, Attributes, Skills and Experience Represented on the Board. The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of our current needs and business priorities. The Board believes that each director is a recognized person of high integrity with a proven record of success in his or her field. We believe that each director demonstrates innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to the business and operations of the Company. In addition to the foregoing qualifications, the Board has assessed the intangible qualities including the director's ability to ask difficult questions and, simultaneously, to work collegially. The Board also considers diversity of age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view usually contribute to a more effective decision-making process. Especially important to the Board in this evaluation is that the director has an understanding of the information technology business of the Company (“IT Business”) and information technology industry in China and Hong Kong SAR – the primary markets of the Company. Biographical information about the nominees appears below, including information about the experience, qualifications, attributes, and skills considered by the Board in determining that the nominee should serve as a director.

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Profiles of Nominees: The profiles of the nominees for election to the Board are:

Tan Seng Wee. Prior to his appointment as Company’s Chief Executive Officer and President, Mr. Tan was the President, Sales for Value Exchange International (Hong Kong) Ltd., a Company subsidiary, and was responsible for sales in the Asia Pacific region. Before taking up the appointment in the Company, Mr. Tan was the Vice President, Sales of PCCW Solutions since 2003. He has more than 25 years of experience in the information technology or “IT” industries and had held key sales management positions in IBM, Oracle and EDS. He holds a Bachelor of Science degree in Electrical and Electronics Engineering from the University of Hong Kong.

Tsang Po Yee Bella. Prior to her appointment as Secretary and Director of the Company, Ms. Tsang worked as Marketing Manager of Value Exchange International (Hong Kong) Ltd., a Company subsidiary, since 2003 and was responsible for marketing of its solutions to various retailers in the Greater China and the Asia Pacific markets. Ms. Tsang holds a Diploma of Marketing from the Institute of Marketing. She was responsible for organizing training to all level of professional staff in Ernst & Whinney (now Ernst & Young, an international accountancy, auditing and consulting firm) in 1987.

Lee Yuen Fong. Ms. Fong joined the Company in 2018 as Group Chief Executive Officer of Company’s operating subsidiaries. She is now in charge of the overall operations and financial management of the Group. Prior to the joining the Company, she worked in a manufacturing company for over 6 years in the position of chief operating officer. Before that, she worked for TAP Investments Group Limited companies (“TAP Group”) for over 15 years before they were acquired by the Company. She held various management positions in TAP Group and possesses over 20 years of experience in the IT industry with in-depth knowledge in Frontend and Backend Retail Solution. Before joining the Company and the TAP Group, she started her career in International/Local certified public accounting firms in the aspect of Auditing, Company Secretarial and Taxation Consultancy. She holds an MBA in Finance and she is an associate member of CPA Australia, a professional association.

Chan Heng Fai. Mr. Chan is the Chief Executive Officer and Chairman of Alset Inc. (formerly known as Alset EHome International Inc.) and is personally and through an entity the largest shareholder of Alset Inc. Mr. Chan is also the Executive Chairman of GigWorld, Inc. GigWorld, Inc.’s majority shareholder is Alset International Limited. Alset International Limited’s majority shareholder is Alset Inc. Mr. Chan is also the Chief Executive Officer and Chairman of Alset International Limited. Mr. Chan serves or has served as a director and senior executive officer for several companies, including current service as Chairman of the Board of Directors of Document Security Systems, Inc., a New York Stock Exchange listed company. He is recognized as a successful business development entrepreneur and has restructured over 35 companies in various industries and countries in the past 40 years. He was the former Managing Chairman and Executive Director of a HKSE-listed company, Heng Fai Enterprises Limited (now known as Zensun Enterprises Limited), where he had served from 1992 to 2015. Under his directorship, Mr. Fai Chan grew the company's net asset value from HK$40 million in 1994 to about HK$750 million in 2015, when he ceded controlling interest. Mr. Fai Chan was also the Managing Director of SingHaiyi Group Ltd. which was previously listed on SGX. Under his leadership, the company transformed from a fit-out and furnishing business with a net asset value of less than S$10 million into a property investment and development company with a net asset value of more than S$150 million when Mr. Fai Chan ceded controlling interest in late 2012. He has previously served as Executive Chairman of China Gas Holdings Limited, a failing HKSE listed fashion retail company, which he restructured to become an industry leader in the investment and operation of China's city gas pipeline infrastructure. Mr. Fai Chan was previously also a director of Perth-based Skywest Ltd, an ASX-listed airline company; as well as a Director of Global Med Technologies, Inc., a NASDAQ-listed medical company engaged in the development and marketing of information management software products for healthcare-related facilities. In 1987, Mr. Fai Chan acquired American Pacific Bank, a U.S. full-service commercial bank, and brought it out of bankruptcy. In his role as Chairman and Director, he re-capitalized, refocused and grew the bank's operations. Under his guidance, it became a NASDAQ-listed high asset quality bank with zero loan losses for five consecutive years before it was ultimately bought and merged into Riverview Bancorp Inc. Prior to its acquisition and merger, it was ranked #13 by the Seattle Times "Annual Northwest's Top 100 Public Companies" and #6 in Oregon, U.S., ahead of leading brands such as Nike, Microsoft, Costco, AT&T Wireless and Amazon.com. Mr. Chan is based in Singapore.

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Lum Kan Fai. Mr. Lum currently is the President of Digital Group of Document Security Systems, Inc. (“DSS”), a New York Stock Exchange listed company and the President of DSS Asia, a subsidiary of DSS. Mr. Lum is responsible for profit and loss, long term development of DSS’ digital product division and the Asia Pacific operations of DSS. Mr. Lum was the founder, and since 2009 has served as Chief Executive Officer, of FUNboxx Ltd. Prior to that, Mr. Lum held senior management positions with Vitop Holding, a Hong Kong listed company, York International (Now Johnson Controls), Apple, Inc. and Datacraft Asia. Mr. Lum graduated from the University of Essex (UK) in 1985, with a first class honor degree in Computer and Communication Engineering.

Robert Trapp. Mr. Trapp has 39 years of cross-cultural business experience with both public and privately-owned companies in Asia, the United States and Canada, in a diverse range of industries including hospitality, finance, property, mining, software, biotech and consumer goods. Mr. Trapp is the Chief Executive Officer of BMI Capital International LLC, a FINRA broker-dealer, a position he has held since June 2015. Mr. Trapp has served as Vice-President at Liquid Value Asset Management, Inc. since January 2023. Mr. Trapp has served as Vice-President at DSS Wealth Management, Inc. since May 2021. Mr. Trapp served on the Board of Directors of Alset Inc. (formerly known as Alset EHome International Inc.). from November 2020 to November 2021. Mr. Trapp also served as General Manager of SeD Development Management LLC, a subsidiary of Alset Inc., a position he held from September 2015 to February 2018. In addition, Mr. Trapp presently serves on the Board of Directors of several of the subsidiaries of Alset Inc. Mr. Trapp has served as a member of the Board of Directors of New Electric CV Corporation (formerly American Premium Water Corporation) from September 2020 until April 2023. Mr. Trapp has served as a member of the Board of Directors of Sharing Services Global Corporation since November 2020. Mr. Trapp has served on the Board of Directors of Theralink Technologies Inc. (formerly Avant Diagnostics Inc.) from November 2017 to June 2020. Previously, Mr. Trapp served on the Board of Directors of Amarantus Bioscience Holdings Inc. from February 2017 until May 2017 and on the Board of Directors of GigWorld Inc. from December 2014 until June 2015. Mr. Trapp served as President and Director at Master of Real Estate LLC, a subsidiary of Zensun Enterprises Limited (formerly known as Heng Fai Enterprises Limited), a company listed on the Hong Kong Stock Exchange, from August 2014 to August 2015 and served as Senior Vice-President with Inter-American Management LLC, a property management subsidiary of Zensun Enterprises Limited, from October 2013 to August 2015. Mr. Trapp served as a Director of eBanker USA.com, a subsidiary of Zensun Enterprises Limited, from March 1998 to August 2015, and served as General Manager and Rep Director with Hotel Plaza Miyazaki, a subsidiary of eBanker USA.com, from September 2009 to May 2013. Mr. Trapp holds a Bachelor of Commerce degree from the University of Calgary and a Bachelor of Applied Arts in Hospitality & Tourism Management from Ryerson University in Toronto, Canada.

Wong Shui Yeung. Mr. Wong is a practicing member and fellow member of Hong Kong Institute of Certified Public Accountants and a member of Hong Kong Securities and Investment Institute and holds a bachelor’s degree in business administration. He has over 20 years’ experience in accounting, auditing, corporate finance, corporate investment and development, and company corporate secretarial practice. Mr. Wong has served as a member of the Board of Directors of Alset Inc. (formerly known as Alset EHome International Inc.) and Alset Capital Acquisition Corp. since November 2021 and January 2022 respectively, the shares of which are listed on NASDAQ, DSS Inc. since July 2022, the shares of which are listed on NYSE. Mr. Wong has served as an non-executive director of Alset International Limited since June 2017, the shares of which are listed on the Catalist Board of Singapore Stock Exchange. He was an non-executive director of SMI Holdings Group Limited from April 2017 to December 2020, the listing shares of which were cancelled from HKSE on 14 December 2020 and was an independent non-executive director of SMI Culture & Travel Group Holdings Limited from December 2019 to November 2020, the shares of which were cancelled from HKSE on 31 March 2022.

Wong Tat Keung. Since 2021, Mr. Wong has served as the sole proprietor of Aston CPA and Associates, a registered certified public accounting firm. Mr. Wong has served as a member of the Board of Directors of Alset Capital Acquisition Corp. since January 2022. He has been an non-executive director of Alset International since January 2017. Mr. Wong has been an non-executive director of Roma Group Limited, a valuation and technical advisory firm, since March 2016, and has served as an non-executive director of Lerthai Group Limited, a property, investment, management and development company, since December 2018. Previously, he served as the director and sole proprietor of Aston Wong CPA Limited and Aston Wong & Co., registered certified public accounting firms, from February 2010 to November 2020 and January 2006 to February 2010 respectively. He was also a Partner at Aston Wong, Chan & Co., Certified Public Accountants and he served at Gary Cheng & Co., Certified Public Accountants as Audit Senior. He served as an Audit Junior to Supervisor of Hui Sik Wing & Co., certified public accountants from April 1993 to December 1999. He served as an non-executive director of SingHaiyi from July 2009 to July 2013 and ZH Holdings from December 2009 to July 2015. Mr. Wong is a Certified Public Accountant admitted to practice in Hong Kong. He is a Fellow Member of Association of Chartered Certified Accountants and an Associate Member of the Hong Kong Institute of Certified Public Accountants. He holds a Master in Business Administration degree (financial services) from the University of Greenwich, London, England.

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Except for Mr. Trapp, who is located in the United States, our directors are primarily located in Hong Kong SAR and Singapore. The Company has no offices or operations in the United States.

Set forth below is a tabular and narrative disclosures summarizing some of the specific qualifications, attributes, skills and experiences of our directors.

Summary of Skills and Qualifications of Director Nominees

Skills	Tan Seng Wee	Tsang Po Yee	Chan Heng Fai	Lum Kan Fai	Lee Yuen Fong	Wong Shui Yeung	Wong Tat Keung	Robert Trapp
Senior officer/executive experience	*		*	*	*			*
General management experience	*	*	*	*	*	*	*	*
Experience in IT Industry	*	*	*	*	*	*	*	*
Strategic Planning	*		*	*	*			*
Financial Literacy	*		*	*	*	*	*	*
Experience in Mergers and Acquisitions			*	*
Enhances Board diversity (gender; race; nationality)		*			*			*

Name of Director	Qualification Highlights
Tan Seng Wee Director, Chief Executive Officer and President	He has more than 25 years of experience in the IT industries and had held key sales management positions in IBM, Oracle and EDS. He holds a Bachelor of Science degree in Electrical and Electronics Engineering from the University of Hong Kong.
Lee Yuen Fong Director, Group Chief Executive Officer	She possesses over 20 years of experience in the IT industry with in-depth knowledge in Frontend and Backend Retail Solution. Before joining the Company and the TAP Group, she started her career in International/Local certified public accounting firms in the aspect of Auditing, Company Secretarial and Taxation Consultancy. She holds an MBA in Finance and she is an associate member of CPA Australia, a professional association.
Tsang Po Yee Director, Secretary	She has Diploma of Marketing from the Institute of Marketing. She was responsible for organizing training to all level of professional staff in Ernst & Whinney (now Ernst & Young, an international accountancy, auditing and consulting firm) in 1987 and, as such, has extensive experience in personnel matters.
Chan Heng Fai Non-Executive Director	He is an experienced businessman, especially in business development and finance and in the public company realm. He is the Chief Executive Officer and Chairman of Alset EHome International Inc.; Executive Chairman of GigWorld, Inc. He also serves or has served as a director and senior executive officer for several companies, including current service as Chairman of the Board of Directors of DSS.

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Lum Kan Fai Non-Executive Director	He is an experienced IT executive and has experience in executive management in the public company realm. He graduated from the University of Essex (UK) in 1985, with a first class honor degree in Computer and Communication Engineering. He was the founder, and since 2009 has served as Chief Executive Officer, of FUNboxx Ltd. Prior to that, he held senior management positions with Vitop Holding, a Hong Kong listed company, York International (Now Johnson Controls), Apple, Inc. and Datacraft Asia.
Robert Trapp Non -Executive Director Audit Committee Member	Mr. Trapp’s hands-on experience in operational management, administration, financial management, marketing, and regulatory compliance in diverse industries qualifies him to serve as a member of the Board.
Wong Shui Yeung Non-Executive Audit Committee Member	Mr. Wong Shui Yeung’s knowledge of complex, cross-border financial, accounting and tax matters highly relevant to our business, as well as working experience in internal corporate controls, qualify him to serve as a member of the Board.
Wong Tat Keung Non-Executive Director Audit Committee Member	Mr. Wong Tat Keung’s knowledge of complex, cross-border financial, accounting and tax matters highly relevant to our business, as well as working experience in internal corporate controls, qualify him to serve as a member of the Board.

Corporate Governance

Board Leadership Structure. Our senior executive officers handle operational management and consult with the Board on strategic matters or matters potentially having a material impact on the Company. At this time, Chan Heng Fai is the Chairman of the Board. Mr. Tan and Mr. Au consult directly with the Board or Audit Committee on operational and management issues. Our Chief Executive Officer and Chief Financial Officer facilitate communications between members of our Board and lead in the preparation of the agenda for each meeting of the Board. All of our directors are encouraged to make suggestions for agenda items or pre-meeting materials for meetings of our Board. Our Board has concluded that the current leadership structure described above is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future, as it deems appropriate.

Operational executive officers are also tasked with reviewing Climate Change/Environmental, Social and Governance (“ESG”) risk assessment, which task includes consideration of: (1) cyber security and privacy data and (2) implementation of best practices to ensure that suitable ESG risks are identified and addressed by the Company.

Director Attendance at Meetings. Each incumbent director who served in 2022 attended at least 75% of the total number of meetings of the Board. Although there is no policy requiring Board members to attend the Annual Meeting of Stockholders, all Board members are encouraged to attend.

Risk Oversight. A summary of the allocation of general risk oversight functions among management, the Board and its Audit Committee is as follows:

Board: Continuous oversight of overall risks – for strategic risks along with operational risks; oversight of Company’s risk management, mitigation efforts and processes for Board and Audit Committee; oversight of social, environmental and governance risks; oversight of compensation and human resources risks and management succession risks and oversight of cybersecurity risks and measures.

Audit Committee: Oversight of risk management process, especially risk management for financial reporting, internal controls and financial risks. Assessment of impact of law and regulations, including the Holding Foreign Companies Accountable Act and new financial or accounting rules of laws, and related risks.

Senior Officers. Responsible for day-to-day operational risks as well as ESG and cybersecurity risk assessment.

The Board believes that strong and effective internal controls and risk management processes are essential for achieving long-term shareholder value.

Committees of Board. We have one committee: Audit Committee. The current members of the Audit Committee are the following non-executive directors: Robert Trapp, Wong Shui Yeung, and Wong Tat Keung. Mr. Wong Tat Keung and Mr. Wong Shui Yeung are considered to be “audit committee financial experts” by the Board.

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The duties of the Audit Committee are:

●  Assisting the Board in discharging its responsibilities relating to our accounting, reporting and financial practices

●  Overseeing our accounting and financial reporting processes

●  Overseeing the integrity of our financial statements, our systems of disclosure controls and internal controls

●  Overseeing the performance of our internal audit function

●  Overseeing the engagement and performance of our independent public accountants

●  Overseeing compliance with legal and regulatory requirements as well as our Code of Ethics

●  Discussing with management the policies and systems with respect to financial risk assessment

Directors’ Compensation

In 2022, Directors received the following compensation for services as a Director. Compensation paid to Director Johan Pehrson as a Director includes compensation for service as a member of the Audit Committee. Mr. Pehrson was not re-elected to the Board of Directors at the 2022 Annual Meeting of Company shareholders. Company anticipates the same compensation for Directors in 2023.

Name of Director	Fees earned or paid in cash ($)	Stock/Option Awards	Total ($)
Tan Seng Wee	-0-	-0-	-0-
Tsang Po Yee	-0-	-0-	-0-
Lee Yuen Fong	-0-	-0-	-0-
Johan Pehrson	$7,500	-0-	-0-
Chan Heng Fai	-0-	-0-	-0-
Lum Kan Fai	-0-	-0-	-0-
Robert Trapp (1)	N/A	N/A	N/A
Wong Shui Yeung (1)	N/A	N/A	N/A
Wong Tat Keung (1)	N/A	N/A	N/A

Footnotes: (1) Appointed as a director on April 25, 2022.

Certain Transactions with Directors or Related Persons/Control Person

Stock Ownership of Directors and Affiliates. Our executive officers, directors and their affiliated entities beneficially own or control in the aggregate approximately 60% of the issued and outstanding shares of our Common Stock. Accordingly, these executive officers, directors and their affiliated entities, if acting as a group, will be able to determine the outcome of corporate actions requiring shareholder approval, including the election of directors, any merger, consolidation or sale of all or substantially all of our assets, dissolution, or any other significant corporate transaction.

Chan Heng Fai also has sole voting and dispositive control over approximately 38% of the issued and outstanding shares of Common Stock held by Mr. Chan and certain of his affiliated companies. As of the date of this proxy statement, Mr. Chan, Mr. Trapp, Mr. Wong Shui Yeung and Mr. Wong Tat Keung have not, beyond services and input as directors in strategic planning and corporate actions requiring board input and approval, participated in Company’s day-to-day operational management or decision making.

Certain Transactions with Directors or Related Persons: Credit Lines. As previously reported, the Company entered into two credit lines, one in 2023 for $1.5 million principal amount and the other in 2022 for $1 million principal amount, with lenders that are affiliated with director Chan Heng Fai, and, with respect to one lender, affiliated with director Lum Kan Fai. One lender is GigWorld, Inc., which is a shareholder of the Company. GigWorld, Inc. changed its corporate name to “Hapi Metaverse, Inc.” (“HMI”), effective March 7, 2023. Mr. Chan is the Executive Chairman of HMI. HMI’s majority shareholder was Alset International Limited. Effective as of August 30, 2022, Alset International Limited sold 505,341,376 shares of HMI’s common stock to Alset EHome International Inc. for $1,500,000. Alset International Limited’s majority shareholder is Alset EHome International Inc. Mr. Chan is personally and through an entity he controls the largest shareholder of Alset EHome International Inc. Mr. Chan is the Chief Executive Officer and Chairman of Alset International Limited.

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Director Lum Kan Fai is Vice Chairman of the Board of Directors of HMI as well as affiliated with Mr. Chan and certain of his affiliated companies by virtue of service as a director and officer of those companies. Directors Robert Trapp, Wong Shui Yeung, and Wong Tat Keung are also affiliated with Mr. Chan and certain of his affiliated companies by virtue of service as a director, officer or professional advisor to those affiliated companies. As a result of these affiliations, the two credit lines were reviewed and approved by the Company directors who were not affiliated with Mr. Chan or his affiliated companies.

With respect to the $1 million and $1.5 million credit lines of the Company and the lenders of those two credit lines:

(1) Mr. Chan controls American Wealth Management Corporation (“AWMC”), which is one of the lenders for the $1.5 million credit line, by virtue of his ownership of approximately 95.6% of issued shares of AWMC common stock. Further, Robert H. Trapp, who is a director of the Company, is also a director of AWMC; and

(2) American Pacific Bancorp, Inc., a Texas corporation located in Houston, Texas, (“APB”) is one of the lenders for the $1 million credit line. APB is affiliated with Mr. Chan by virtue of Mr. Chan’s equity ownership of parent company of APB and his service as the Executive Chairman of the parent company of APB.

Relationship between Certain Directors and Company Lenders and Shareholders. Mr. Trapp, Mr. Wong Shui Yeung and Mr. Wong Tat Keung have prior and current business or professional relationships (as described in the profiles of the directors) with Mr. Chan Heng Fai or with companies that may be deemed to be controlled by or affiliated with Mr. Chan. The Company is not aware of any agreement of these affiliated directors to act in concert or as a group in any matter presented for a vote of the Company’s Board. As of the date of this proxy statement, beyond services and input as directors, these directors have not participated in or controlled day-to-day operational management of Company operations or decision making.

Mr. Chan is deemed to be a control person of HMI, which, as stated above, is a shareholder and one of the lenders of the $1.5 million credit line to the Company, by virtue of: (1) Alset International, Limited (“AIL”) is HMI’s majority stockholder. Chan Heng Fai, the Executive Chairman of the Company’s Board of Directors, is also the Chairman and Chief Executive Officer of AIL. In addition, Mr. Chan is also the Chairman, Chief Executive Officer and largest stockholder of Alset Inc., which is the majority stockholder of AIL. Further, Lum Kan Fai, a director of the Company, is also the Vice Chairman of HMI. Two Company directors, Wong Tat Keung and Wong Shui Yeung, are directors of Alset, Inc.

Strategic Relationship between Company and Affiliated Company of Mr. Chan. In July of 2021, HMI’s indirect subsidiary HotApp International Limited incorporated Smart Reward Express Limited (“Smart Reward”) in Hong Kong. Smart Reward plans to be principally engaged in the business of developing a platform allowing small and medium sized merchants to set-up their own reward program, with the aim of creating a loyalty exchange program for participating merchants. HotApp International Limited is the owner of 50% of the issued and outstanding shares of Smart Reward. The remaining 50% of the issued and outstanding shares of Smart Reward are held by Value Exchange Int’l (China) Limited, a wholly-owned subsidiary of the Company.

Changes in Control

We do not currently have any arrangements which if consummated may result in a change of control of our Company. However, the $1.5 million credit line agreement of the Company provides for the following lender conversion rights: Each advance of money shall be convertible, in whole or in part, into shares of Company Common Stock at the option of the lender who made that advance (being referred to as a “Conversion”), at any time and from time to time, at a price per share equal the “Conversion Price”, which Conversion Price shall be the average closing price of the Company Common Stock as quoted by the Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the lender effecting the Conversion if Bloomberg Financial Markets is not then reporting prices of the Company Common Stock), for the three (3) consecutive trading days prior to date of the Notice of Conversion to the Company. The Conversion Price is not limited by a minimum price per share of Company Common Stock applicable to the Conversion. As such, if a lender or lenders loan a significant sum of money under the $1.5 million credit line and then elect to convert all or most of the loaned amount into shares of Company Common Stock, the resulting issuance of shares of Common Stock could result in the lender or lenders, as. the case may be, and Mr. Chan and affiliated Company shareholders owning or controlling more than 50% of the voting power of the Company. Mr. Chan and other non-executive directors also constitute a majority of the Directors.

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Further, in the event that prior to the time of repayment of any advance of money under the $1.5 million credit line that has not previously been converted into shares of Company Common Stock, the Company shall consummate a “Change in Control Transaction” (as defined below), then the total amount of advances or money outstanding shall convert into shares of Company Common Stock at the Conversion Price. “Change in Control Transaction” will be deemed to exist if (1) there occurs any consolidation, merger or other business combination of the Company with or into any a third party and the Company is not the surviving entity, or any other corporate reorganization or transaction or series of related transactions in which the voting stockholders of the Company prior to such event cease to own 50% or more of the voting power of the surviving entity after the transaction, or (2) in one or a series of related transactions, there is a sale or transfer of all or substantially all of the operating assets of the Company or all of its wholly-owned subsidiaries, determined on a consolidated basis, to a third party.

Registration Rights Agreements with Chan Heng Fai. On November 19, 2021, Company signed the following three separate registration rights agreements with Mr. Chan Heng Fai:

(1) a registration rights agreement for 953,595 shares of Company Common Stock acquired by Mr. Chan under an agreement with a holder of those shares; and

(2) a registration rights agreement for 310,391 shares of Common Stock acquired by Mr. Chan under an agreement with a holder of those shares; and

(3) a registration rights agreement for 712,977 shares of Common Stock acquired by Mr. Chan under an agreement with a holder of those shares of Common Stock.

The Company is not a party to the stock purchase agreements referenced above. The sellers of the Shares referenced above are not directors or senior officers of the Company and are not, to the knowledge of the Company, beneficial owners of more than 10% of the issued and outstanding shares of Common Stock. One of the sellers of Shares is a research and development director of a subsidiary of the Company, who is not deemed to be an “officer” under Rule 16a-1(f) under the Exchange Act.

The three registration rights agreement have the same basic terms and conditions, which in summary are:

(a)       Piggyback Registration Rights. The Company shall include the Shares on any registration statement the Company files with the SEC under the Securities Act of 1933, as amended, (“Securities Act”) (but excluding any Form S-8 registration statement), which obligation is subject to: (i) any restrictions imposed by any managing underwriter on number of shares that will be included in the registration statement in an offering that is underwritten and (ii) any restrictions imposed on number of shares that can be included in the registration statement under SEC rules or imposed by SEC guidance in comment letters for the registration statement. The Company shall attempt to include the Shares in a registration statement subject to the registration rights, including a reduction of other shares covered by the registration statement. Mr. Chan must timely supply information required for a registration statement in order to exercise the registration rights.

(b)       Expenses. Company will pay following expenses for registration of the Shares: (i) all registration and filing fees; (ii) fees and expenses of compliance with U.S. securities or blue sky laws (including reasonable fees and disbursements of outside counsel for any underwriters in connection with blue sky qualifications of registrable securities); (iii) printing, messenger, telephone and delivery expenses; (iv) reasonable fees and disbursements of legal counsel for the Company; (v) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with the registration statement; and (vi) other expenses required to be listed in Part II of the registration statement.

(c)       Maintenance of Effectiveness of registration statement. Company shall use its commercially reasonable efforts to keep any registration statement continuously effective under the Securities Act until the first to occur of: (i) the date that is one (1) year from the date the registration statement is declared effective by the SEC or (ii) the date that all Shares covered by the registration statement have been sold, thereunder or pursuant to Rule 144 under the Securities Act (“Rule 144”).

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(d)       No Obligation to File. Company will not be obligated to file a registration statement for Shares if the Company has reasonable basis for believing that the filing of the registration statement would violate applicable federal or state securities laws and its outside securities counsel concurs with that conclusion. There is no penalty provision for the inability to obtain effectiveness of the registration and no requirement to file a registration statement for the Shares by a certain date.

(e)       Governing Law. Registration rights agreements are subject to the laws of the State of Nevada.

The registration rights agreements have other usual and customary provisions for a piggyback registration rights agreement. The above summary of basic terms and conditions of the three registration rights agreements is qualified in its entirety by reference to the actual three registration rights agreement, which are filed as Exhibits 10.1, 10.2 and 10.3 to Company’s Current Report of Form 8-K filed with the SEC on November 23, 2021.

On November 8, 2021, Company signed the following three separate, additional registration rights agreements with Mr. Chan.

(1) a registration rights agreement for 2,024,400 shares of Company Common Stock acquired by Mr. Chan under a November 8, 2021 Stock Purchase Agreement between Mr. Chan and Mr. Yeung Chun Wing (also known as “Edmund Yeung”), who was an outside director of the Company until his resignation in 2021;

(2) a registration rights agreement for 500,000 shares of Common Stock acquired by Mr. Chan from Mr. Tan Seng Wee, who is the Chief Executive Officer, President and a director of the Company, under a November 8, 2021 Stock Purchase Agreement between Mr. Chan and Mr. Tan; and

(3) a registration rights agreement for 674,800 shares of Common Stock acquired by Mr. Chan from a Company shareholder under a November 8, 2021 Stock Purchase Agreement between Mr. Chan and the shareholder.

The Company was not a party to the stock purchase agreements referenced above. The Company has been advised by the parties to those stock purchase agreements that the transactions thereunder were conducted outside of the United States.

The three registration rights agreement have the same basic terms and conditions, which in summary are:

(a)       Piggyback Registration Rights. The Company shall include the Shares on the next registration statement the Company files with SEC under the Securities Act (but excluding any Form S-8 registration statement), which obligation is subject to: (i) any restrictions imposed by any managing underwriter on number of shares that will be included in the registration statement in an offering that is underwritten and (ii) any restrictions imposed on number of shares that can be included in the registration statement under SEC rules or imposed by SEC guidance in comment letters for the registration statement. Mr. Chan must timely supply information required for a registration statement in order to exercise the registration rights.

(b)       Expenses. Company will pay following expenses for registration of the Shares: (i) all registration and filing fees; (ii) fees and expenses of compliance with U.S. securities or blue sky laws (including reasonable fees and disbursements of outside counsel for any underwriters in connection with blue sky qualifications of registrable securities); (iii) printing, messenger, telephone and delivery expenses; (iv) reasonable fees and disbursements of legal counsel for the Company; (v) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with the registration statement; and (vi) other expenses required to be listed in Part II of the registration statement.

(c)       Maintenance of Effectiveness of registration statement. Company shall use its commercially reasonable efforts to keep any registration statement continuously effective under the Securities Act until the first to occur of: (i) the date that is one (1) year from the date the registration statement is declared effective by the SEC or (ii) the date that all Shares covered by the registration statement have been sold, thereunder or pursuant to Rule 144.

(d)       No Obligation to File. Company will not be obligated to file a registration statement for Shares if the Company has reasonable basis for believing that the filing of the registration statement would violate applicable federal or state securities laws and its outside securities counsel concurs with that conclusion.

(e)       Governing Law. Registration rights agreements are subject to the laws of the State of Nevada.

The registration rights agreements have other usual and customary provisions for a piggyback registration rights agreement, except there is no penalty provision for inability to obtain effectiveness of the registration, absent a lack of a good faith effort by the Company, or the filing of a registration statement by a certain date. The above summary of basic terms and conditions of the three registration rights agreements is qualified in its entirety by reference to the actual three registration rights agreement, which are filed as Exhibits 10.1, 10.2 and 10.3 to Current Report of Form 8-K filed with the SEC on November 9, 2021.

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Executive Officers; Executive Compensation

The named executive officers of the Company as of the date of this Proxy Statement are:

Name	Position	Beneficial Ownership of shares of Common Stock
Tan Seng Wee (“Kenneth Tan”)	Chief Executive Officer and President, Director	2,563,725
Au Cheuk Lun (“Channing Au”),	Chief Financial Officer	-0-
Lee Yuen Fong	Group Chief Executive Officer	-0-

Named executive officers are based in Hong Kong SAR or China. No employees or officers are based in the United States or are subject to U.S. income tax laws. The other senior officer of the Company is Tsang Po Yee, who is the corporate secretary and a director.

Significant Employees. Mr. Tan and Mr. Au as senior officers are deemed key personnel as the top operational executives. Lee Yuen Fong is deemed a key operational person and has oversight of primary operating subsidiaries of the Company’s information technology or “IT” Business. Benny Lee, a director of an operating subsidiary of the Company, has extensive experience in the IT Business and is important to Company’s strategic knowledge base and planning as well as the Board’s understanding of the IT Business and IT industry in China and Hong Kong and business development in those markets.

We do not have key man insurance to fund replacement of any key personnel. We also frequently use third party consultants acting as independent contractors to assist in the completion of various projects, which consultants are usually hired on a project-by-project basis. Contractors are instrumental to keep the development of customer projects on time and on budget. Reliance on independent contractors is common in technology services businesses. We do not anticipate and have not experienced any significant problem in securing needed technical expertise, but the inability to secure needed technical expertise is a risk faced by IT companies like our company.

The following table sets forth the compensation paid to our executive officers during the twelve month periods ended, December 31, 2022, 2021 and 2020. No other executive officer received compensation greater than $100,000 during any fiscal year.

Summary Compensation Table

Name and Principal Position	Fiscal Year Ended 12/31	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kenneth Tan (1)	2022	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2021	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2020	60,929	-0-	-0-	-0-	-0-	-0-	-0-	60,929
Bella Tsang (2)	2022	39,744	-0-	-0-	-0-	-0-	-0-	-0-	39,744
	2021	64,103	-0-	-0-	-0-	-0-	-0-	-0-	64,103
	2020	61,538	-0-	-0-	-0-	-0-	-0-	-0-	61,538
Calinda Lee (3)	2022	30,769	-0-	-0-	-0-	-0-	-0-	-0-	30,769
	2021	30,769	-0-	-0-	-0-	-0-	-0-	-0-	30,769
	2020	30,769	-0-	-0-	-0-	-0-	-0-	-0-	30,769
Channing Au (4)	2022	46,154	-0-	-0-	-0-	-0-	-0-	-0-	46,154
	2021	46,154	-0-	-0-	-0-	-0-	-0-	-0-	46,154
	2020	41,303	-0-	-0-	-0-	-0-	-0-	-0-	41,303

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Footnotes:

(1) Mr. Tan was appointed as Chief Executive Officer, President and a Director of the Company as of August 26, 2013.

(2) Ms. Tsang was appointed as Secretary and Director of the Company as of August 26, 2013, and was appointed as Treasurer and principal financial officer of the Company as of June 25, 2015; and on October 29, 2015, she resigned as a Treasurer and principal financial officer of the Company.

(3) Ms. Lee was appointed as Director of the Company as of February 21, 2020.

(4) Mr. Au was appointed as Chief Financial Officer and Treasurer of the Company as of November 5, 2015.

PAY VERSUS PERFORMANCE DISCLOSURE As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, companies are required to disclose information about the relationship between executive compensation actually paid (as defined by SEC rules) and certain financial performance of the company. Company has not based executive compensation on performance criteria, but rather sets executive compensation based on anecdotal understanding of range of fair market range of local Hong Kong salaries for executive officers in technology industry.

Pay Ratio Disclosure Rule

In August 2015, pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd – Frank Act”), the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (“PEO”). The Company’s PEO is Mr. Tan. Pursuant to SEC rules, we identified a “Median Employee” and compared such employee’s total compensation to that of Mr. Tan. As of December 31, 2022, the Company employed 330 persons. The applicable information is set forth below:

Median Employee total annual compensation:	$11,441
PEO total annual compensation:	$0
Ratio of PEO to Median Employee compensation	0_:_1,441

In determining the Median Employee, a listing was prepared of all employees as of December 31, 2022. Wages and salaries were annualized for those employees that were not employed for the full year of 2022. The Median Employee was selected from the annualized list.

Management Succession. The Company has not developed a formal succession plan in the event of the retirement, disability or death of key personnel. In the event of the loss of the services of any key personnel, the Company would in all likelihood promote an existing manager or officer, or, may be forced to recruit an outside person to fill a key personnel position. The Company may lack sufficient cash and benefits to attract qualified personnel for key personnel positions in light of the stiff competition in the IT industry for qualified, senior persons, including competition from larger companies able to offer greater cash and stock-based compensation than the Company can offer.

A common problem in our industry is key or important contractors and employees being lured to more attractive or lucrative work opportunities. Company cannot typically match the level and scope of financial incentives offered by larger competitors to workers. Company has to rely on active recruitment coupled with offering projects that match workers’ skills and interests as well as providing an appealing work environment and competitive base compensation in order to maintain or create an adequate work force on a project-by-project basis. The Company adopted a 2022 Equity Incentive Plan in order to be able to offer stock-based incentive compensation to officers, employees and certain contractors in order to enhance the ability of the Company to attract or retain qualified personnel. No incentive compensation has been granted under the 2022 Equity Incentive Plan as of the date of this proxy statement. Because the Company is a “penny stock” company, the adoption of the 2022 Equity Incentive Plan may not in all or many instances match stock-based incentive compensation offered by competitors, especially large, public company competitors.

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Employment and Severance Arrangements; Change in Control Payments. We do not have a formal severance plan for our employees and, historically, we generally have not entered into written employment agreements with our employees, including our executive officers. There are no employment agreements or change of control payment agreements with our senior officers. Except for any mandated pension or benefit plan contributions by the Company under applicable laws (as disclosed in this Proxy Statement below under “Pension Plans”), there are no compensatory plans or arrangements in use that provides for severance payments to be received from the Company with respect to any executive officer because of his or her resignation, retirement or other termination of employment with the Company, or its subsidiaries, or any change in control, or a change in the person’s responsibilities, following a change in control of the Company.

Changes in Control. The Company has elected not to be governed by the control share provisions or interested shareholder provisions of the laws of State of Nevada, specifically in Nevada Revised Statutes §§78.378 to 78.3793, inclusive, and §§78.411 to 78.444, inclusive.

Outstanding Equity Awards at Fiscal Year-End. No executive officer received any equity awards, or holds exercisable or non-exercisable options, in 2022.

Long-Term Incentive Plans. Other than in “Pension Plans” below, there are no arrangements or plans currently used and in which we provide pension, retirement or similar benefits for directors or executive officers of the Company. The Company has adopted the 2022 Equity Incentive Plan for stock-based incentive compensation of officers and employees, but no grants have been made under that plan as of the date of this proxy statement.

Compensation Committee. We currently do not have a compensation or nominating committee of the Board. The disinterested directors of the Board determine executive compensation and handle the functions of a compensation and nominating committees.

Market Data. In determining executive compensation, the disinterested directors consider compensation provided by companies that compete against the Company in areas where the Company has operations, especially competitors that are similar in size to the Company, if such data is available. The location of the Company’s primary operations are China, Hong Kong SAR and Manilla, Philippines. Disinterested directors do not use a compensation consultant. Since the Company does not have U.S. operations, it does not consider compensation and incentive compensation provided by U.S. public companies. The Company is proposing to adopt an equity incentive plan for officers and employees at the Annual Meeting, but has no existing stock-based incentive compensation plan.

In general, the compensation of Company’s officers and employees, including each Named Executive Officer or “NEO”, is influenced in large part by the responsibilities of the position and the need to ensure that officers and employees having similar job responsibilities are paid equitably, with consideration for individual performance and time that person has been employed by Company.

Pension Benefits. No named executive officers received or held pension benefits and the Company does not maintain a pension benefit plan during the fiscal year ended December 31, 2022, except the Company’s subsidiaries in (i) China are required to cover its employees with medical, retirement and unemployment insurance programs, and (ii) Hong Kong are required to cover its employees with labor insurance programs under the prevailing laws and regulations of the China and in Hong Kong. We do not maintain other insurance. Because we may not have sufficient insurance, if we are made a party to a liability legal action, we may not have sufficient funds to defend the litigation or may suffer another liability. If that occurs a judgment or liability that is not covered by any insurance or covered by available cash or funding, could cause us to cease or reduce operations. We did not experience any significant claims against our insurance in fiscal year 2022. Company does not have a directors’ and officers’ liability insurance policy as of the date of this Proxy Statement.

Nonqualified Deferred Compensation. No nonqualified deferred compensation was offered or issued to any named executive officer during the fiscal year ended December 31, 2022.

Family Relationships. There are no family relationships between any of our directors and our executive officers.

Code of Ethics. We adopted a written code of ethics that applies to all of our officers, directors and employees, including our principal executive officer and principal financial officer, or persons performing similar functions, a copy of which is attached as Exhibit 14 to the Quarterly Report on Form 10-Q as filed with the SEC on July 20, 2009.

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Promoters. The Company did not have any stock promoters during past five fiscal years.

Involvement in Certain Legal Proceedings. To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

·	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

·	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

·	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his or her involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

·	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

·	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

·	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Audit Committee

Audit Committee and Audit Committee Financial Expert. The Company formed an Audit Committee on October 29, 2015. The Company appointed the following non-executive directors to the Audit Committee, effective April 25, 2022: Robert H. Trapp, Wong Tat Keung and Wong Shui Yeung. Wong Tat Keung and Wong Shui Yeung are deemed by the Company to be “audit committee financial experts” under SEC rules. Johan Pehrson is no longer a director or member of the Audit Committee as he was not re-elected as a director in 2022.

Due to the affiliations among the non-executive directors and ownership of shares of Common Stock by a director and affiliated entities, as more fully described in Certain Transactions with Directors or Related Persons and Control Persons, above, the non-executive directors are not deemed to be “independent” under NASDAQ Marketplace rules.

As formed, the Audit Committee’s duties are to locate, approve and recommend to the Board the engagement of an independent registered public accounting firm to audit the Company’s financial statements and to review the Company’s accounting and auditing principles. The Audit Committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls. The Audit Committee will at all times be composed exclusively of directors who are, in the opinion of the Board, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

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All audit and audit-related services performed by our principal auditor during the fiscal year ended December 31, 2022, were approved by our Audit Committee.

REPORT OF THE AUDIT COMMITTEE

As of the date of this Report of the Audit Committee, the Audit Committee of the Board is comprised of three non-executive directors: Robert Trapp, Wong Shui Yeung and Wong Tat Keung.

The Audit Committee assists the Board's oversight of the integrity of the Company's financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company's independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financing reporting practices, recommending the selection of the Company's registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company's periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K.

Following the end of the year ended December 31, 2022, the Audit Committee (1) reviewed and discussed the audited financial statements for the year ended December 31, 2022, with Company management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61 as amended, (AICPA, Professional Standards, Vol.1 AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) and (3) received the written disclosures and the letter from the independent public accounting firms required by applicable requirements of the Public Company Accounting Oversight Board (United States) regarding the independent public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent public accounting firm its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC.

/s/ Aston Wong

Aston Wong, Director and Member of Audit Committee

March 31, 2023

The foregoing report was submitted by the Audit Committee and shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), and shall not be deemed incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

Limitation of Liability and Indemnification. Section 78.138 of the Nevada Revised Statutes (“NRS”) provides that a director or officer will not be individually liable unless it is proven that (i) the director's or officer's acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of the law.

Section 78.7502 of NRS permits a company to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful.

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Section 78.751 of NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the Company. Section 78.751 of NRS further permits the Company to grant its directors and officers additional rights of indemnification under its articles of incorporation or bylaws or otherwise. Section 78.752 of NRS provides that a Nevada company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee or agent, or arising out of his or her status as such, whether or not the company has the authority to indemnify him or her against such liability and expenses.

Our Amended Articles of Incorporation provide that no director or officer of the Company will be personally liable to the Company or any of its Shareholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of NRS. The Company shall indemnify its directors to the fullest extent permitted by the NRS and may, if and to the extent authorized by the Board, indemnify its officers and any other person whom it has the power to indemnify against liability, reasonable expense or other matter whatsoever. The Company may at the discretion of the Board purchase and maintain insurance on behalf of any person who holds or who has held any position identified in the paragraph above against any and all liability incurred by such person in any such position or arising out of his or her status as such.

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling the company pursuant to provisions of our articles of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

There is no known pending litigation or proceeding involving any of our directors or executive officers to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

Chinese Regulation - For Eligible Participants who are located in China or Hong Kong SAR. The Company believes that under current Chinese State Administration of Foreign Exchange (“SAFE”) rules, if a company believes that Chinese domestic directors and employees who may be granted share options or shares shall become subject to the Safe Stock Option Rule. Under the Stock Option Rule, employees stock holding plans, share option plans or similar plans of offshore listed companies with Chinese domestic individuals’ participation must be filed with the SAFE. After the Chinese domestic directors or employees exercise their options, they must apply for the amendment to the registration with the SAFE.  A company may not have completed such SAFE registration and other related procedures according to Chinese law because the company has not yet adopted and obtained shareholder approval of a stock-based incentive compensation plan for Chinese or Hong Kong SAR based personnel. If a company or its Chinese domestic directors or employees fail to comply to register with the SAFE and then comply with the SAFE regulations in the future, the company or its Chinese domestic directors or employees may be subject to fines or other legal sanctions imposed by the SAFE or other Chinese government authorities.

U.S. Federal Income Tax Consequences. As of the date of this Proxy Statement, the Company and its subsidiaries are not subject to U.S. income taxes and have no U.S. based officers, employees or contractors who are eligible participants under the 2022 Equity Incentive Plan.

2022 Equity Incentive Plan. The Company’s 2022 Equity Incentive Plan (“Plan”) was adopted and approved by the Shareholders at the 2022 Annual Meeting of Shareholders. Company adopted the Plan to provide stock based incentive compensation to officers and employees.

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Shares Issued under the 2022 Equity Incentive Plan. The maximum authorized number of shares proposed to issuable under the Plan is 10,000,000. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or may be issued shares that we have reacquired, including shares purchased in the open market (which open market purchases of shares using the proceeds from the exercise of awards will not increase the number of shares available for future grants).

Types of Awards. The Plan provides for the grant of nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash-based awards. The Plan also contains provisions addressing the consequences of any mergers, certain changes in ownership, and certain changes in the composition of the Board. The description below is of the default rule under the Plan, but the administrator also imposes double trigger. The Board serves as administrator of the Plan.

Clawback Policy. Notwithstanding any other provisions in the Plan, any award shall be subject to recovery or clawback by the Company under any clawback policy adopted by the Company in accordance with SEC regulations or other applicable law, as amended or superseded from time to time.

Security Ownership of Certain Shareholders and Management. The following table sets forth certain information regarding beneficial ownership of our Common Stock as of March 31, 2023 (i) by each of our directors; (ii) by each of our named executive officers; (iii) by all of our executive officers and directors as a group; and (iv) by each person or entity known by us to beneficially own more than five percent (5%) of any class of our outstanding shares. As of March 31, 2023, there were 36,156,130 shares of our common stock outstanding:

		March 31, 2023
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (1) (#)	Percent of Class (2) (%)
Ambrose Chan (3) 7 Temasek Blvd. #29-01B Suntec Tower One Singapore U0 038987	Common	14,242,797	39.39%
Kenneth Tan (4) Block A1 35h Fl The Beverly Hills 6 Broadwood Hong Kong	Common	2,563,725	7.09%
Bella Tsang (5) Unit 02-03, 6/F. Block B, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong	Common	4,905,461	13.57%
Johan Pehrson (6) 3 Westerbergs Gata Halmstad, Sweden 30226	Common	277,101	0.77%
Edmund Yeung (7) Flat C, 7/F Phase I Kingsford Ind. Bldg 26-32 Kwai Hei St Kwai Chun, N.T. Hong Kong	Common	-	-
Calinda Lee (8) Unit 02-03, 6/F. Block B, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong	Common	-	-
Vincent Lum (9) 4800 MONTGOMERY LANE #210 BETHESDA, MD, 20814, USA	Common	-	-

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Robert Trapp (10) 3172 31st Street, Apt 6C, Queens, New York 11106	Common	-	-
Frankie Wong (11) 7/F, Skyway Centre, 23 Queen’s Road West, Sheung Wan, Hong Kong	Common	-	-
Aston Wong (12) Flat G, 28/F., Block 8, Island Harbourview, 11 Hoi Fai Road, Tai Kok Tsui, Kowloon, Hong Kong	Common	-	-
Channing Au (13) Unit 02-03, 6/F. Block B, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong	Common	-	-
All Officers and Directors as a Group	Common	21,989,084	60.82%

Footnotes:

(1) The number and percentage of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2) Based on 36,156,130 issued and outstanding shares of Common Stock as of March 31, 2023.

(3) Mr. Chan is a Director of the Company and was appointed on December 17, 2021. His ownership consists of 95,000 shares of Common Stock personally held by him; and the following shares for which he is deemed to be have a shared ownership interest: 13,776,163 shares of Common Stock held by GigWorld, Inc., a Delaware corporation, subject to the reporting requirements of the Securities Exchange Act of 1934; 39,968 held by BMI Capital Partners International Limited; 18,512 held by LiquidValue Development Pte Ltd., which is a subsidiary of Alset EHome International; and 313,154 shares held by Decentralized Sharing Systems, Inc. Effective as of March 7, 2023, the registrant changed its name from “GigWorld Inc.” to “Hapi Metaverse Inc.”

(4) Mr. Tan is the Company's Chief Executive Officer, President and a Director.

(5) Ms. Tsang is the Company's Secretary, and a Director of the Company.

(6) Johan Pehrson was a Director of the Company and he was appointed on July 7, 2014. Mr. Pehrson was not re-elected to the Board in 2022.

(7) Edmund Yeung was a Director of the Company. He resigned from the Board of Directors of the Company effective November 19, 2021. Mr. Yeung sold his 2,024,400 shares of Common Stock in a private transaction on November 22, 2021 and he owns no shares of Common Stock as of March 31, 2023.

(8) Ms. Lee is a Director of the Company and was appointed on February 21, 2020.

(9) Mr. Lum is a Director of the Company and was appointed on May 18, 2021.

(10) Mr. Trapp is a Director of the Company as of April 8, 2022.

(11) Mr. Wong Tat Keung is a Director of the Company as of April 8, 2022.

(12) Mr. Wong Shui Yeung is a Director of the Company as of April 8, 2022.

(13) Mr. Au is the Company's Chief Financial Officer and Treasurer appointed on November 5, 2015.

Section 16(a) Reports. Section 16(a) of the Exchange Act requires our officers and directors and certain holders of our outstanding common stock to file with the SEC initial reports of their ownership of our equity securities and reports of changes in ownership. Based solely on a review of such reports filed with the SEC and written representations from our officers and directors, we believe that all Section 16(a) filing requirements were complied with on a timely basis in 2022.

Shareholder Proposals. If you wish to have a proposal included in our proxy statement for next year's annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Corporate Secretary, Unit 602, Block B, 6 Floor, 5-7 Yuen Shun Circuit, Shatin Industrial Centre, Shatin N.T., Hong Kong SAR, no later than the close of business on March 20, 2024. A proposal which is received after that date, or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement. Shareholder proposals to be brought before the 2024 Annual Meeting, made outside the Rule 14a-8 processes, must be submitted to the Company pursuant to Rule 14a-8, no later than March 20, 2024, or will be considered untimely and entitle the Company to discretionary voting under Rule 14a-4.

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Shareholder Communication with the Board of Directors. Shareholders may communicate with the Board of Directors of VEII by sending a letter to our Board of Directors, c/o Corporate Secretary, Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong SAR, or email the letter to: https://www.vei-i.com/en/investorinfo/contact-us (for submission to the Board or committee or to any specific director to whom the correspondence is directed.) Shareholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial shareholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or her designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the Board, the appropriate committee or the specific director, as applicable.

Annual Report. We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report, including the financial statements and financial statement schedules, as filed with the SEC for our most recent year. Such written requests should be directed to Value Exchange International, Inc., c/o Corporate Secretary, Unit 602, Block B, 6 Floor, 5-7 Yuen Shun Circuit, Shatin Industrial Centre, Shatin N.T., Hong Kong SAR. A copy of our Annual Report on Form 10-K is also made available on our website at https://www.vei-i.com/en/shareholder_meeting and on the SEC website at https://www.sec.gov.

Other Matters. Management knows of no other matters that may be presented for consideration at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgment on such matters or as may otherwise be required under applicable laws.

If you request physical delivery of these proxy materials, we will mail along with the proxy materials our Annual Report on Form 10-K for fiscal year 2022 (and the financial statements included in that report) as filed with the SEC; however, it is not intended that the Annual Report on Form 10-K be a part of the proxy statement or a solicitation of proxies.

You are respectfully urged to enter your vote instruction via the Internet as explained on the Notice of Internet Availability of Proxy Materials that was mailed to you, or if you are a holder of record and have received a proxy card, via telephone as explained on the proxy card. We will appreciate your prompt response.

Notice: Web links throughout this proxy statement are provided for convenience only, and the content on the referenced websites are not incorporated into and do not constitute a part of this proxy statement.

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